EXECUTION COPY

AMENDMENT NO. 1 TO

TRANSFER AND ADMINISTRATION AGREEMENT

THIS AMENDMENT NO. 1 TO TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of October 22, 2008, is by and among THOROUGHBRED FUNDING, INC., a Virginia corporation (the "SPV"), NORFOLK SOUTHERN RAILWAY COMPANY, a Virginia corporation, as originator (in such capacity, the "Originator"), and as servicer (in such capacity, the "Servicer"), the "Conduit Investors" from time to time party hereto, the "Committed Investors" from time to time party hereto, the "Managing Agents" from time to time party hereto, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMorgan Chase"), as the Administrative Agent for the Investors and as a Managing Agent, YC SUSI TRUST, a Delaware statutory trust ("YC SUSI Trust") and BANK OF AMERICA, NATIONAL ASSOCIATION, a national banking association ("Bank of America")  Capitalized terms used herein and not otherwise defined herein shall have the meaning given to such terms in the Transfer and Administration Agreement (defined below).

WHEREAS, the SPV, the Originator, NSC, the Conduit Investors, the Committed Investors, the Managing Agents and the Administrative Agent are parties to that certain Transfer and Administration Agreement dated as of November 8, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "Transfer and Administration Agreement");

WHEREAS, the parties to the Transfer and Administration Agreement hereto have agreed to amend the Transfer and Administration Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1.    Amendments to the Transfer and Administration Agreement.  Effective as of the Effective Date and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Transfer and Administration Agreement is hereby amended as follows:

                       1.1.    The definition of "Alternate Rate" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

"Alternate Rate" means, for any Rate Period for any Portion of Investment, an interest rate per annum equal to the LIBO Rate plus 2.00% per annum.

                        1.2.    The definition of "Commitment Termination Date" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

"Commitment Termination Date" means October 22, 2009, or such later date to which the Commitment Termination Date may be extended by the Committed Investors (in their sole discretion).

                        1.3.    The definition of "Concentration Limit" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

"Concentration Limit" means, for any Obligor of any Receivable at any time, 3.25% of the aggregate Unpaid Balances of all Eligible Receivables at such time.

                        1.4.    The definition of "Dilution Horizon Ratio" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated as follows:

"Dilution Horizon Ratio" means, for any calendar month, the ratio (expressed as a percentage), computed as of the last day of such calendar month by dividing (a) the sum of (i) the aggregate amount of sale by the Originator giving rise to Receivables during such calendar month and the preceding calendar month and (ii) all Unpaid Balances of the Receivables in Account No. 709-001 as of such day, by (b) the Net Pool Balance on such day.

                        1.5.    The definition of "Dilution Spike" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated as follows:

"Dilution Spike" means, for any calendar month, the highest two (2) month average Dilution Ratio during the twelve (12) most recent calendar months.

1.6.    Clause (t) of the definition of "Eligible Receivable" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated as follows:

                        ""(t)     which shall not constitute Unapplied Cash;"

                        1.7.    The definition of "Loss Reserve Floor" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated as follows:

"Loss Reserve Floor" means 13.00%.

                        1.8.    The definition of "Remedy Event" set forth in Section 1.1 of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

"Remedy Event" means any Termination Event or Potential Termination Event described in Section 8.1 of this Agreement.

                        1.9.     Section 2.13(a)(iii) of the Transfer and Administration Agreement is hereby amended by deleting the reference therein to "two (2) Business Days" and replacing it with "one (1) Business Day".

                        1.10.   Section 8.1(h) of the Transfer and Administration Agreement is hereby amended and restated in its entirety as follows:

"(h)     (i) the average for three (3) consecutive calendar months of the Delinquency Ratio shall exceed 10.00% or (ii) the average for three (3) consecutive calendar months of the Dilution Ratio shall exceed 3.50% or (iii) the Days Sales Outstanding for any calendar month shall exceed 45 days; or

                        1.11.   Article IX of the Transfer and Administration Agreement is hereby amended by adding the following new Section 9.8 at the end thereof:

              SECTION 9.8  Accounting Based Consolidation Event.  (a)  If an Accounting Based Consolidation Event shall at any time occur then, upon demand by the Administrative Agent, the SPV shall pay to the Administrative Agent, for the benefit of the relevant Affected Entity, such amounts as such Affected Entity reasonably determines will compensate or reimburse such Affected Entity for any resulting (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Affected Entity, (ii) reduction in  the rate of return on such Affected Entity's capital or reduction in the amount of any sum received or receivable by such Affected Entity or (iii) internal capital charge or other imputed cost determined by such Affected Entity to be allocable to the SPV or the transactions contemplated in this Agreement in connection therewith.   Amounts under this Section 9.8 may be demanded at any time without regard to the timing of issuance of any financial statement by a Conduit Investor or by any Affected Entity.

(b)        For purposes of this Section 9.8, the following terms shall have the following meanings:

"Accounting Based Consolidation Event" means the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of a Conduit Investor that are subject to this Agreement or any other Transaction Document with all or any portion of the assets and liabilities of an Affected Entity. An Accounting Based Consolidation Event shall occur as of the date that such consolidation (i) shall have occurred with respect to the financial statements of the Affected Entity or any of its Affiliates or (ii) shall have been required to have occurred, regardless of whether such financial statements were prepared as of such date, as acknowledged by the Affected Entity in writing.

"Affected Entity" means (i) any Committed Investor, (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to a Conduit Investor, (iii) any agent, administrator or manager of a Conduit Investor, or (iv) any bank holding company in respect of any of the foregoing.

            Section 2.        Conditions Precedent.  This Amendment shall become effective as of October 23, 2008 (the "Effective Date") upon: (a) the Administrative Agent's receipt of this Amendment and the amended and restated Fee Letter duly executed by the parties hereto; (b) each Managing Agent's receipt of (i) its applicable fee letter of even date herewith duly executed by the parties thereto, (ii) opinions of counsel to the Originator, the Servicer and the SPV, in form and substance reasonably acceptable to the Managing Agents, with respect to certain corporate matters with respect to the Originator, the Servicer and the SPV and the enforceability of this Amendment and such fee letters and (iii) all fees and expenses required to be paid by the SPV or the Originator on the date hereof pursuant to such fee letters; and (c) the receipt by Bank of America of reliance letters, in form and substance reasonably acceptable to Bank of America, with respect to the legal opinions rendered by (i) Skadden, Arps, Slate, Meagher & Flom LLP on the Closing Date as to security interest, true sale, substantive consolidation and enforceability matters and (ii) Hunton & Williams LLP on the Closing Date as to perfection matters in the State of Virginia.

   Section 3.        Assignment and Assumption.

                        3.1.       Effective as of the Effective Date, Chariot Funding LLC ("Chariot"), in its capacity as a Conduit Investor (the "Conduit Assignor") hereby sells and assigns to YC SUSI Trust (the "Conduit Assignee"), without recourse and without representation and warranty, and the Conduit Assignee hereby purchases and assumes from the Conduit Assignor, a fifty percent (50.0%) interest in and to all of the Conduit Assignor's rights and obligations under the Agreement and the other Transaction Documents.   In consideration of the payment of $50,000,000, being 50.0% of the existing Net Investment, receipt of which payment is hereby acknowledged, the Conduit Assignor hereby assigns to the Conduit Assignee, and the Conduit Assignee hereby purchases from the Conduit Assignor, a 50.0% interest in and to all of the Conduit Assignor's right, title and interest in and to the Net Investment.

                        3.2.        Effective as of the Effective Date, JPMorgan Chase, in its capacity as a Committed Investor (the "Committed Assignor") hereby sells and assigns to Bank of America (the "Committed Assignee"), without recourse and without representation and warranty, and the Committed Assignee hereby purchases and assumes from the Committed Assignor, a fifty percent (50.0%) interest in and to all of the Committed Assignor's rights and obligations under the Agreement and the other Transaction Documents. Such interest expressed as a percentage of all rights and obligations of the Committed Assignor, shall be equal to the percentage equivalent of a fraction the numerator of which is $250,000,000 and the denominator of which is the Facility Limit. After giving effect to such sale and assignment, the Committed Assignee's Commitment will be $250,000,000.

                        3.3.        Each of the Conduit Assignor and the Committed Assignor (collectively, the "Assignors") (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Adverse Claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Agreement, any other Transaction Document or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Agreement or the Receivables, any other Transaction Document or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the SPV or the Servicer, NSC or the Originator or the performance or observance by any of the SPV, the Servicer, NSC or the Originator of any of its obligations under the Agreement, any other Transaction Document, or any instrument or document furnished pursuant thereto.

                        3.4.        Each of the Conduit Assignee and Committed Assignee (collectively, the "Assignees") (i) confirms that it has received a copy of the Agreement and the First Tier Agreement together with copies of the financial statements referred to in Section 6.1(a) of the Agreement, to the extent delivered through the date hereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any of its Affiliates, the Assignors or any other Committed Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Agreement and any other Transaction Document; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Agreement are required to be performed by it as a Conduit Investor or Committed Investor, as applicable; and (v) specifies as its address for notices and its account for payments the office and account set forth beneath its name on the signature pages hereof.

                        3.5.        Effective as of the Effective Date, (i) the Conduit Assignee shall be a party to the Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Conduit Investor thereunder, (ii) the Committed Assignee shall be a party to the Agreement and, to the extent provided in this Section 3, have the rights and obligations of a Committed Investor thereunder, (iii) the Assignors shall, to the extent provided in this Assignment, relinquish their respective rights and be released from its obligations under the Agreement, and (iv) there shall be a new Investor Group consisting of the Conduit Assignee as the Conduit Investor, the Committed Assignee as the Committed Investor and Bank of America as Managing Agent.  The Conduit Assignee and Committed Assignee appoints and authorizes Bank of America to act as Managing Agent for the related Investor Group and to take such action as agent on its behalf and to exercise such powers and discretion under the Agreement and the other Transaction Documents as are delegated to a Managing Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto.

                        3.6.        From and after the Effective Date, the Administrative Agent shall make all payments under the Agreement in respect of the interest assigned hereby (including, without limitation, all payments in respect of such interest in Net Investment, Discount and fees) to the Assignees. The Assignors and Assignees shall make all appropriate adjustments in payments under the Agreement for periods prior to the Effective Date directly between themselves

                        3.7.        The Committed Assignee shall not be required to fund hereunder an aggregate amount at any time outstanding in excess of $250,000,000, minus the aggregate outstanding amount of any interest funded by the Committed Assignee in its capacity as a participant under the Liquidity Agreement.

              Section 4.         Representations and Warranties.  Each of the SPV and the Originator hereby represents and warrants that:

                        4.1.        This Amendment, the Transfer and Administration Agreement and the Sale Agreement, as amended hereby, constitute legal, valid and binding obligations of such parties and are enforceable against such parties in accordance with their terms.

                       4.2.        Upon the effectiveness of this Amendment and after giving effect hereto, the covenants, representations and warranties of each such party, respectively, set forth in Articles IV and VI of the Transfer and Administration Agreement, as applicable, and as amended hereby, are true and correct in all material respects as of the date hereof.

                        4.3.        The SPV hereby represents and warrants that, upon the effectiveness of this Amendment, no event or circumstance has occurred and is continuing which constitutes a Termination Event or a Potential Termination Event.

            Section 5.           Reference to and Effect on the Transfer and Administration Agreement.

                        5.1.        Upon the effectiveness of this Amendment hereof, on and after the date hereof, each reference in the Transfer and Administration Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Transfer and Administration Agreement and its amendments, as amended hereby.

                        5.2.        The Transfer and Administration Agreement, as amended hereby, and all other amendments, documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                        5.3.        Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Conduit Investors, the Committed Investors, the Managing Agents or the Administrative Agent, nor constitute a waiver of any provision of the Transfer and Administration Agreement, any Transaction Document or any other documents, instruments and agreements executed and/or delivered in connection therewith.

                 Section 6.      Governing Law.    THIS AMENDMENT AND THE OBLIGATIONS HEREUNDER, SHALL IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

                Section 7.        Headings.    Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                 Section 8.        Counterparts; Facsimile Signatures.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.  Delivery by facsimile of an executed signature page of this Amendment shall be effective as delivery of an executed counterpart hereof.

                IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

THOROUGHBRED FUNDING, INC.,

as SPV

By: /s/ William J. Romig

Name:        William J. Romig

Title:           Chariman and President

NORFOLK SOUTHERN RAILWAY COMPANY,

as Originator and as Servicer

By: /s/ William J.Romig

Name:        William J. Romig

Title:           Vice President and Treasurer

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent, a Managing Agent, a Committed Investor and as Committed Assignor

By: /s/ John M. Kuhns

Name:        John M. Kuhns

Title:           Executive Director

CHARIOT FUNDING LLC,

as a Conduit Investor and as Conduit Assignor

By: JPMorgan Chase Bank, N.A.,

      its Attorney-in-Fact

By: /s/ John M. Kuhns

Name:        John M. Kuhns

Title:           Executive Director

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Managing Agent and as Committed Assignee

By: /s/ Jeremy Grubb

Name:        Jeremy Grubb

Title:           Vice President

YC SUSI TRUST,

as Conduit Assignee

By: Bank of America, National Association,

      as Administrative Trustee

By:  /s/ Jeremy Grubb

Name:        Jeremy Grubb

Title:           Vice President